Exhibit A





                          BHC COMPANY

                              TO

    STATE STREET BANK AND TRUST COMPANY, SUCCESSOR TRUSTEE






       ------------------------------------------------



              TWENTY-FIFTH SUPPLEMENTAL MORTGAGE
              ----------------------------------
                 Dated as of December 1, 1998








           Securing First Mortgage Bonds, Amending
  First Mortgage 6 7/8 % Bonds Series R due November 1, 1998 and Providing for Releases of Property

                       TABLE OF CONTENTS
              (Not Part of Supplemental Mortgage)

                                                          Page
Date and Parties

Recitals

Granting Clauses

Habendum

Declaration of Trusts


ARTICLE FIRST  -   Amendment of Series R Bonds  . . . . . .               10

     Section 1.  Maturity Date  . . . . . . . . . . . . . .               10

     Section 2.  Redemption of Series B Bonds . . . . . . .               11


ARTICLE SECOND  -  Release of Property  . . . . . . . . . .               12

     Section 1.  Out of State Property  . . . . . . . . . .               12

     Section 2.  Releases . . . . . . . . . . . . . . . . .               12


ARTICLE THIRD  -  Particular Covenants of the Company . . .               13

     Section 1.     . . . . . . . . . . . . . . . . . . . .               13

     Section 2.     . . . . . . . . . . . . . . . . . . . .               14

ARTICLE FOURTH -  Miscellaneous Provisions  . . . . . . . .               14

























     THIS INDENTURE dated as of the 1st day of December, 1998,

between BHC Company (formerly called BRIDGEPORT HYDRAULIC

COMPANY), a consolidated corporation chartered by the General

Assembly of the State of Connecticut by Special Act approved

May 5, 1927, and having its principal place of business in

Bridgeport, Fairfield County, Connecticut (hereinafter called the "Company"), party of the first part (being the successor corporation to THE BRIDGEPORT HYDRAULIC COMPANY), and STATE

STREET BANK AND TRUST COMPANY, a corporation organized and

existing under the laws of the Commonwealth of Massachusetts and having its principal office and place of business in said

Boston, Massachusetts (hereinafter called the "Trustee"),

party of the second part (being the successor corporation to

Citytrust, The Bridgeport Trust Company, The Bridgeport-City

Trust Company, City Trust Company and City National Bank of

Connecticut);



                     W I T N E S S E T H:



     WHEREAS, said The Bridgeport Hydraulic Company

(predecessor to the Company) duly executed a certain First

Mortgage to said The Bridgeport Trust Company (predecessor to the Trustee), as of the first day of June, 1924, and recorded among other towns in Volume 525, pages 1 to 86, both

inclusive, of the Land Records of said Bridgeport (hereinafter sometimes called the "Original Mortgage", and as heretofore

supplemented, modified and confirmed by all indentures

supplemented thereto, hereinafter sometimes called the "First

Mortgage"); and



     WHEREAS, twenty-four indentures (hereinafter collectively

sometimes called the "preceding Supplemental Indentures")
                              -2-

supplemental to or in modification of the Original Mortgage

have been duly executed, delivered and recorded; and



     WHEREAS, in Section 2 of Article Twelfth of the Original

Mortgage it is provided, among other things, that the holders of seventy-five percent (75%) in aggregate principal amount of bonds outstanding under the Indenture may assent to and

authorize any modification of any of the provisions of the

First Mortgage proposed by the Company; and



     WHEREAS, the execution and delivery of this Supplemental

Indenture has been in all respects duly and validly

authorized;



     NOW, THEREFORE, THIS SUPPLEMENTAL MORTGAGE WITNESSETH

that, pursuant to and in execution of the powers, authorities and obligations conferred, imposed and reserved in the First

Mortgage, and of every other power, authority and obligation thereto appertaining or enabling, the Company, for and in

consideration of the premises and of the sum of One Dollar

($1.00) to it in hand paid by the Trustee, the receipt whereof is hereby acknowledged, and of other valuable consideration,

in order further to secure payment of the principal and

interest of all bonds now and at any time issued and

outstanding under the First Mortgage and hereunder according to their tenor, purport and effect, and the faithful, due and punctual performance and observance of all the covenants and conditions therein and herein contained, does hereby confirm the grant, bargain, sale, assignment, mortgage, pledge,

transfer, setting over, alienation, enfeoffment, release,

conveyance and confirmation of the property set forth and
                              -3-

described or intended so to be in the Original Mortgage and in the preceding Supplemental Indentures, as modified, and has

granted, bargained, sold, assigned, mortgaged, pledged,

transferred, set over, aliened, enfeoffed, released, conveyed and confirmed, and by these presents does grant, bargain,

sell, assign, mortgage, pledge, transfer, set over, alien,

enfeoff, release, convey and confirm unto The State Street

Bank and Trust Company, as Trustee, and its successor or

successors in the trusts created by the First Mortgage and

hereby created and confirmed, and its and their assigns, all and singular its property, rights, privileges and franchises,

located in the towns of Beacon Falls, Bethel, Bridgeport,

Canaan, Cornwall, Danbury, Darien, Easton, Fairfield, Goshen,

Kent, Litchfield, Monroe, New Canaan, New Fairfield, Newtown,

Norfolk, North Canaan, Norwalk, Oxford, Redding, Ridgefield,

Salisbury, Seymour, Shelton, Sherman, Southbury, Stamford,

Stratford, Torrington, Trumbull, Weston, Westport, Wilton and

Woodbridge, in the State of Connecticut; hereby making

reference (but without limiting the generality of the

foregoing) for a more particular description of said property and rights, to the Original Mortgage and the preceding

Supplemental Indentures (except such properties or interests therein as are specifically excepted therein or herein) and

similarly including all other property, real, personal and

mixed, located in any of said towns or elsewhere in said

Fairfield County, said Litchfield County or said New Haven

County and all rights, privileges and franchises, however

acquired, and whether now owned or hereafter acquired by the

Company (subject, in respect of property of any subsequent

successor to the Company, to the provisions of Section 3 of
                              -4-

Article Sixth of the First Mortgage, and except such

properties or interests therein as are specifically excepted).



     THERE IS EXCEPTED FROM THE LIEN AND OPERATION OF THIS

SUPPLEMENTAL MORTGAGE ALL THE PROPERTY DESCRIBED IN THE

INSTRUMENTS LISTED IN THE SCHEDULES IN THE ORIGINAL MORTGAGE

ON THE PRINTED PAGES 37 TO 39, INCLUSIVE, COMMENCING WITH THE

PROPERTY LISTED UNDER THE HEADING "EASTON" AND EXTENDING TO

THE END OF THE PROPERTY LISTED UNDER THE HEADING "TOWN OF

FAIRFIELD" AND THERE IS ALSO EXCEPTED FROM THE LIEN AND

OPERATION OF THIS SUPPLEMENTAL MORTGAGE ALL PROPERTY OR

INTERESTS THEREIN SOLD OR OTHERWISE DISPOSED OF BY THE

BRIDGEPORT HYDRAULIC COMPANY OR BY BRIDGEPORT HYDRAULIC

COMPANY IN ACCORDANCE WITH THE TERMS AND PROVISIONS OF THE

FIRST MORTGAGE, OR SOLD OR DISPOSED OF BY ANY COMPANIES MERGED

WITH OR CONSOLIDATED INTO BHC COMPANY PRIOR TO THEIR MERGER OR

CONSOLIDATION INTO THE COMPANY.



     The Company s property above described is subject also to

a grant by the Company to The Connecticut Light and Power

Company for the construction, operation and maintenance of

towers, poles and lines for the transmission of electricity,

the same being recorded in the land records of Bridgeport,

Volume 520, pages 487-496, Fairfield, Volume 114, pages 614-

618, and Easton, Volume 14, pages 233-239, and to a grant by the Company to Northeastern Gas Transmission Company for the

construction, operation and maintenance of a pipeline for the transmission of natural gas, the same being recorded in the

land records of Fairfield, Volume 270, pages 372-375, and

Shelton, Volume 125, pages 493-495.
                              -5-

     Also similarly including in the mortgage, conveyance and

assignment of these presents all the right, title and interest of the Company in the water transmission and distribution and other mains and pipes and other equipment laid in the towns of

Beacon Falls, Bethel, Bridgeport, Canaan, Cornwall, Danbury,

Darien, Easton, Fairfield, Goshen, Kent, Litchfield, Monroe,

New Canaan, New Fairfield, Newtown, Norfolk, North Canaan,

Norwalk, Oxford, Redding, Ridgefield, Salisbury, Seymour,

Shelton, Sherman, Southbury, Stamford, Stratford, Torrington,

Trumbull, Weston, Westport, Wilton and Woodbridge, in the

State of Connecticut, including all such mains and pipes shown on a certain map marked "Exhibit A, Revised to April, 1980,

mentioned in Twenty-Third Supplemental Mortgage," which map is on file in the offices at Bridgeport of the Company and of the

Trustee and open to inspection and examination by any party

concerned with these presents, together with all its right,

title and interest in and to the service pipes, hydrants,

meters, valves and other appliances and apparatus physically connected with said mains or pipes or now in use in connection therewith, whether in the highways of the above-named towns or on private property.



     Also all machinery, engines, boilers, implements, motor

vehicles, tools, equipment, furniture, office fixtures and

machines, and other personal property situated and used in and about the plant of the Company in the various towns above-

named in which its real estate and other property hereby

mortgaged are situated, including any and all after-acquired property forming a part of the establishment of the Company

and connected with or situated and used therein, and also any and all after-acquired, substituted machinery or personal
                              -6-

property of like nature to the property included in the First

Mortgage and herein.



     Also all the other property, real, personal or mixed, and

all rights and franchises, now owned or which may hereafter be acquired by the Company.



     Provided, however, that there are excepted from the

property and property rights by the First Mortgage and by this

Supplemental Mortgage granted, bargained, sold, assigned,

mortgaged, pledged, transferred, set over, aliened, enfeoffed,

released, conveyed and confirmed:



          (i)  all properties or interests therein heretofore

     released by the Trustee or sold or disposed of in whole

     or in part as permitted by the provisions of the First

     Mortgage;



          (ii) the last day of the term of each leasehold

     estate (oral or written or any agreement therefor)

     enjoyed by the Company at the time of the execution of

     the Original Mortgage, of the preceding Supplemental

     Indentures or of this Supplemental Mortgage, or

     hereafter, and whether falling within a general or

     particular description of property therein or herein;



          (iii)   all of the following properties and rights,

     whether owned at the time of the execution of the

     Original Mortgage, of the preceding Supplemental

     Indentures or of this Supplemental Mortgage or hereafter

     acquired by the Company, unless specifically required to
                              -7-

         be delivered or paid to and held by the Trustee pursuant

     to some provision of the Original Mortgage, of this

     Supplemental Mortgage or of some other indenture

     supplemental to the Original Mortgage:



          (a)  all shares of stock, bonds, notes, evidences of

     indebtedness and other securities,



          (b)  cash on hand and in banks,



          (c)  all claims, bills, notes and accounts

     receivable, contracts, choses in action and judgments

     (other than choses in action and judgments for the

     recovery of real property or establishing a lien, charge

     or right therein),



          (d)  any stock of goods, wares and merchandise,

     equipment and supplies acquired for the purpose of

     consumption (otherwise than by ordinary wear and tear) in

     the operation, construction, maintenance or repair of any

     of the properties of the Company, other than goods, wares

     and merchandise, equipment and supplies acquired for the

     purpose of consumption in connection with the

     construction of the Facility,



          (e)  ice, gravel, rock, sand, hay, grain, crops,

     fruits and other products, other than such as are

     acquired for the purpose of incorporation in the

     Facility;
                              -8-

provided, however, that if and so long as the Trustee after an event of default shall have entered upon and remain in

possession of the mortgaged property, or if a receiver,

trustee or other official shall be designated by a court

having jurisdiction to have, and so long as any such official shall have, possession, custody or control of the mortgaged

property, then the property and rights expressly excepted by this subclause (iii) from the lien and operation of the First

Mortgage and this Supplemental Mortgage shall (to the extent permitted by law) cease to be so excepted, and the Trustee or such officials, as the case may be, may (to the extent

permitted by law) take possession of any and all of the

property described in this subclause (iii) then on hand,

subject to any lien thereon then existing, and possess, use

and administer the same to the same extent as if such property were part of the property hereby mortgaged, unless and until possession of the property hereby mortgaged shall be restored,

subject to any liens then existing thereon, to the Company,

its successors or assigns; and upon the taking of such

possession, until such possession shall be restored as

aforesaid, the First Mortgage and this Supplemental Mortgage shall (to the extent permitted by law) become and be a lien

upon all of the property and rights specified in this

subclause (iii) as to which the Trustee or such official shall take possession.



     It is the intention and it is hereby agreed that all

property of the kind hereinbefore described and acquired by

the Company after the date hereof (but not including any

property of the character above excepted and excluded) shall,

except as otherwise provided herein, be as fully embraced
                              -9-

within the provisions of the First Mortgage and of this

Supplemental Mortgage, and subject to the lien thereby and

hereby created, as if all of said property had been in

existence and owned by said The Bridgeport Hydraulic Company at the time of the execution of, and had been specifically

described in and conveyed by, the Original Mortgage, and as if all of said property were now in existence and owned by the

Company and were specifically described herein and conveyed

hereby.



     TO HAVE AND TO HOLD all and singular the property,

rights, privileges and franchises hereby granted or mentioned or intended so to be, together with all and singular the

reversions, remainders, rents, revenues, incomes, issues and profits, privileges and appurtenances, now or hereafter

belonging or in anywise appertaining thereto, unto the Trustee and its successors in the trust created by the First Mortgage and hereby, and its and their assigns, forever.



     BUT IN TRUST, NEVERTHELESS, for the equal and

proportionate benefit and security of all present and future holders of the bonds and coupons issued and to be issued under and secured by the First Mortgage, this Supplemental Mortgage and by all indentures supplemental thereto or hereto (except the holders of the bonds designated Series A through Series Q and Series S, T and U) and to secure the payment of such bonds

(except bonds of Series A through Series Q and Series S, T and

U) and the interest thereon when payable in accordance with

the provisions thereof or hereof, and to secure the

performance of and compliance with the covenants and

conditions of the First Mortgage, of this Supplemental
                              -10-

Mortgage and of all indentures supplemental thereto and

hereto, without preference, priority or distinction, except as provided in Section 1 of Article Eighth of the Original

Mortgage, as to lien or otherwise of any one bond over any

other bond by reason of priority in the issue or negotiation thereof, and under and subject in all respects to the terms,

conditions, provisions, covenants, reservations, rights,

powers, privileges, immunities, duties and obligations in

favor of or resting upon the Trustee, as well as those in

favor of or resting upon the Company, set forth in the First

Mortgage and herein, with the same force and effect for all

intents and purposes as if all of said property, rights,

privileges and franchises had been in existence and owned by said The Bridgeport Hydraulic Company at the time of the

execution of, and had been specifically included in, the

Original Mortgage and specifically mortgaged, conveyed,

assigned and transferred therein and thereby, and as if all of the bonds had been issued, sold and delivered for value

simultaneously with the execution and delivery of the Original

Mortgage.



     In addition to and in confirmation of the covenants,

agreements, conditions and provisions of the First Mortgage,

insofar as the same are applicable, it is hereby further

covenanted, declared and agreed, upon the trusts and for the purposes aforesaid, as set forth in the following further

conditions, covenants, agreements and provisions, to wit:



                         ARTICLE FIRST

                  Amendment of Series R Bonds
                              -11-

     Section 1.   Maturity Date.  The series of bonds entitled

"First Mortgage Bonds, Series R" (herein sometimes referred to as "Series R bonds" or "bonds of Series R"), limited in

aggregate principal amount to Five Million Dollars

($5,000,000) shall be issuable only in the form of registered bonds without coupons of the denomination of $1,000 and

multiples thereof.



     All Series R bonds as amended shall mature November 1,

2028 and shall bear interest at the rate of six and seven

eighths per cent (6 7/8%) per annum from their respective

dates, such interest to be payable semi-annually on May 1 and

November 1 in each year.  Both the principal of and interest on bonds of Series R shall be payable either (i) at the main office of The State Street Bank and Trust Company, or at the main office of its successor in the trusts created by First

Mortgage; or (ii) directly to the holder or holders of the

Series R Bonds.



     The texts of the bonds of Series R and the Trustee s

certificate with respect to the Series R bonds shall be

respectively substantially of the tenor and purport set forth in the Twentieth Supplemental Indenture, except as necessarily modified by this Twenty-Fourth Supplemental Indenture.



     Section 2.   Redemption of Series B Bonds.  The

Improvement Fund for the Series R Bonds is hereby eliminated.

At the option of the Company and upon notice given as provided in Section 1 of Article Fourth of the Original Mortgage, the

bonds of Series R shall be redeemable in whole or, from time to time, in part, at any time at the principal amount thereof
                              -12-

and interest accrued to the date fixed for redemption, without premium.



     Except to the extent that other provision is made in this

Article, any redemption or purchase of bonds of Series R shall be made in the manner, subject to the requirements, and with the effects specified in Article Fourth of the Original

Mortgage.



                        ARTICLE SECOND

                      Release of Property



     Section 1.   Out-of-State Property.  Effective upon

execution of this Twenty-Fifth Supplemental Indenture and

notwithstanding any contrary provision of the Original

Mortgage or of the First Mortgage, all property of the Company located outside the State of Connecticut is hereby released

and discharged from the lien of the First Mortgage; and the

Trustee shall, upon request of the Company and without the

necessity of complying with any provisions of the First

Mortgage or any other requirement, from time to time execute such instruments of disclaimer, release, quitclaim, waiver,

consent or confirmation as may be appropriate to evidence the release of all or any portion of said out-of-state property

from the lien of the First Mortgage.



     Section 2.  Releases.  Effective upon execution of this

Twenty-Fifth Supplemental Indenture and notwithstanding any

contrary provision of the Original Mortgage or of the First

Mortgage, the Company, with the written consent of the holders of at least 80% of the bonds outstanding under the First
                              -13-

Mortgage, may, at any time and from time to time, obtain the release from the lien of the First Mortgage of any part of

mortgaged property without the necessity of complying with any provisions of the First Mortgage or of any other requirement other than this Section 2 of Article Second of this Twenty-

Fifth Supplemental Indenture.  Upon receipt by the Trustee of

(i) a written request of the Company specifying the property to be so released; and (ii) a consent to such release executed by the holder or holders of at least 80% of the bonds then

outstanding under the First Mortgage, the Trustee shall

execute said instruments of disclaimer, release, quitclaim,

waiver, consent or confirmation as may be appropriate to

evidence the release of such property from the lien of the

First Mortgage.



                         ARTICLE THIRD

              Particular Covenants of the Company



     Section 1.   The Company covenants and agrees that,

subject to the encumbrances, reservations, easements, estates for life and limitations expressly set forth in the granting clauses of the Original Mortgage and the preceding

Supplemental Indentures, as modified, and of this Supplemental

Mortgage or indicated in the column headed "Remarks" in the

schedules of the real estate or parcels of real estate set

forth in said granting clauses, the Company has good title to and is possessed of the lands and other property described in such granting clauses and in and to the lands and other

property mortgaged by this Supplemental Mortgage and thereby and hereby granted, and the Company will warrant and defend,

except as above stated, the aforesaid title to said lands and
                              -14-

other property as well as to any lands and other property

hereafter made subject to the lien of the First Mortgage or

hereof, or of any indenture supplemental thereto or hereto, to the Trustee, its successors in the trust and its and their

assigns, for the benefit of the holders of bonds issued and to be issued under the First Mortgage or any indenture

supplemental thereto, against claims and demands of all

persons whomsoever; subject, however, insofar as affected

thereby in the case of any such lands and other property

hereafter subjected to the lien of the First Mortgage or of

any indenture supplemental thereto, to the liens and

encumbrances thereon, if any, at the time they shall become

subject thereto.



     Section 2.   Except as so amended by Articles First and

Second hereof, the Company hereby expressly ratifies, adopts,

renews, confirms and continues in full force and effect,

without limitation, each and every covenant, agreement,

condition and provision contained in the First Mortgage.



                        ARTICLE FOURTH

                   Miscellaneous Provisions



     The Trustee shall be entitled to, may exercise and shall

be protected by, where and to the full extent that the same

are applicable, all the rights, powers, privileges, immunities and exemptions provided in the First Mortgage, as if the

provisions concerning the same were incorporated herein at

length.  The Trustee under the First Mortgage shall ex officio be Trustee hereunder.  The remedies and provisions of the

First Mortgage applicable in case of any default by the
                              -15-

Company thereunder are hereby adopted and made applicable in case of any default with respect to the properties included

herein, and, without limitation of the generality of the

foregoing, there are hereby conferred upon the Trustee the

same powers of sale and other powers over the properties

described herein as are expressed to be conferred by the First

Mortgage.



     The recitals in this Supplemental Mortgage shall be taken

as recitals by the Company alone, and shall not be considered as made by or as imposing any obligation or liability upon the

Trustee, nor shall the Trustee be held responsible for the

legality or validity of this Supplemental Mortgage, and the

Trustee makes no covenants or representations, and shall not be responsible, as to or for the effect, authorization,

execution, delivery or recording of this Supplemental

Mortgage, except as expressly set forth in the First Mortgage.

The Trustee shall not be taken impliedly to waive by this

Supplemental Mortgage any right it would otherwise have.  As provided in the First Mortgage, this Supplemental Mortgage

shall hereafter form a part of the First Mortgage.



     This Supplemental Mortgage shall become void when the

First Mortgage shall be void.



     Except as amended by Articles First and Second hereof,

this Supplemental Mortgage is expressly made subject to all

the conditions, covenants and provisions of the First

Mortgage.
                              -16-

     The cover of this Supplemental Mortgage and all article

headings, and the table of contents and marginal notes, if

any, are inserted for convenience of reference only, and are not to be taken to be any part of this Supplemental Mortgage or to control or affect the meaning, construction or effect of the same.



     This Supplemental Mortgage may be executed in any number

of counterparts, each of which shall be and shall be taken to be an original and all collectively but one instrument.



     IN WITNESS WHEREOF the Company has caused these presents

to be executed by its President or a Vice-President and its

corporate seal to be hereunto affixed, duly attested by its

Secretary or an Assistant Secretary, and the Trustee has

caused these presents to be executed by its President or by

one of its Vice Presidents, and its corporate seal to be

hereunto affixed, duly attested by its Secretary, an Assistant

Secretary or a Trust Officer, as of the day and year first

above written.

Signed, Sealed and delivered
   in the presence of:

__________________________________      BHC COMPANY

__________________________________
By_________________________________
                                        Name:
                                        Title:
(Corporate Seal)
Attest:

_________________________________Secretary


__________________________________      STATE STREET BANK AND
                                   TRUST COMPANY


__________________________________
By________________________________                                        Name:
                              -17-

                                        Title:
(Corporate Seal)
Attest:
_________________________________
Trust Officer
                              -18-

STATE OF CONNECTICUT     )
                         )    ss:  BRIDGEPORT
COUNTY OF FAIRFIELD      )


     On this the ______ day of December, 1998, before me,

________________________, the undersigned officer, personally appeared _________________________, Vice President, and

_______________________, Secretary, who acknowledged

themselves to be Vice President and Secretary of BHC Company,

a corporation, and that they, as such Vice President and

Secretary, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by themselves as Vice President and

Secretary.



     IN WITNESS WHEREOF, I have hereunto set my hand and

official seal.




____________________________________
                                   Notary Public
                                   (Notarial Seal)

                                   My Commission
Expires:_______________
                              -19-

STATE OF CONNECTICUT               )
                                   )    ss:  HARTFORD
COUNTY OF HARTFORD                 )


     On this the ______ day of December, 1998, before me,

_________________________, the undersigned officer, personally appeared _________________________, Vice President, and

_______________________, Trust Officer, who acknowledged

themselves to be Vice President and Trust Officer of State

Street Bank and Trust Company, a corporation, and that they,

as such Vice President and Trust Officer, being authorized so to do, executed the foregoing instrument for the purposes

therein contained by signing the name of the corporation by

themselves as Vice President and Trust Officer.



     IN WITNESS WHEREOF, I have hereunto set my hand and

official seal.




__________________________________
                                   Notary Public
                                   (Notarial Seal)

                                   My Commission
Expires:______________
                      BONDHOLDER CONSENT



     The undersigned, AQUARION COMPANY, a Delaware

corporation, as owner of all of the outstanding bonds of BHC

Company issued under and pursuant to the First Mortgage

executed by the Bridgeport Hydraulic Company (predecessor to

BHC Company) and The Bridgeport Trust Company (predecessor to

The State Street Bank and Trust Company as Trustee) dated as of June 4, 1924, as supplemented by 24 indentures supplemental to or in modification of the original mortgage, hereby

consents to the execution by BHC Company and The State Street

Bank and Trust Company, as successor Trustee, of a Twenty-

Fifth Supplemental Indenture dated as of November 1, 1998 in substantially the form attached hereto as Exhibit A.  As the sole holder of bonds issued under said First Mortgage, as

supplemented, the undersigned hereby consents to the amendment of the terms of the Series R bonds and the implementation of the release provisions, all as reflected in said Twenty-Fifth

Supplemental Indenture.



     IN WITNESS WHEREOF, the undersigned has caused this

Consent to be executed by its President or Vice President and its corporate seal to be hereunto affixed and duly attested by its Secretary or an Assistant Secretary, as of this ___ day of

November, 1998.
                              AQUARION COMPANY




By_______________________________
                                  Name:
                                  Title:






(Corporate Seal)

ATTEST ___________________________
         Secretary

COMMONWEALTH OF CONNECTICUT        )
                                   )    ss:  BRIDGEPORT
COUNTY OF FAIRFIELD                )


     On this ____ day of December, 1998, before me

______________________________, the undersigned officer,

personally appeared __________________________, Vice

President, and _______________________, Secretary, who

acknowledge themselves to be Vice President and Secretary of

AQUARION COMPANY, a corporation, and that they, as such Vice

President and Secretary, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signed the name of the Corporation by themselves as Vice

President and Secretary.



     IN WITNESS WHEREOF, I have hereunto set my hand and

official seal.




___________________________________
                                   (Notary Public)
                                   (Notarial Seal)


                                   My Commission Expires:
______________


















          HART01-229649-1
                 10309-11230
                 March 18, 1999 3:24 pm